    THE OPTIONS AND OPTION SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (i) THE OPTIONS AND THE OPTION SHARES MAY NOT BE EXERCISED, OFFERED OR SOLD BY OR ON BEHALF OF U.S. PERSONS, (ii) THE OPTIONS MAY NOT BE EXERCISED IN THE UNITED STATES AND (iii) THE OPTION SHARES MAY NOT BE DELIVERED IN THE UNITED STATES UNLESS, IN EACH CASE, THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THE OPTIONS AND OPTION SHARES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AS AMENDED.

                               OPTION AGREEMENT

    THIS AGREEMENT is made effective as of August 1, 1995 by and between Terence W. Burt (hereinafter referred to as "Optionee"), and 4Front Software International, Inc., a Colorado corporation (hereinafter referred to as "Optionor").

                                   RECITALS:

    WHEREAS, Optionee has performed services for the Optionor; and

    WHEREAS, to compensate Optionee for its services to Optionor, Optionor desires to grant to Optionee and Optionee is desirous of acquiring an option to purchase shares of the common stock of Optionor, subject to the terms and conditions hereinafter set forth;

    NOW, THEREFORE, the parties hereby agree as follows:

    1. INCORPORATION OF RECITALS. The parties hereby incorporate by this reference the recitals set forth above.

    2. GRANT OF OPTION. Subject to the terms and conditions hereinafter set forth, Optionor hereby gives and grants to Optionee the right and option to purchase theretofore authorized but unissued common shares of Optionor at such time and for the purchase price specified below.

         A. From the date hereof and up until and including a period of five years Optionee shall have the right and option to purchase, at $5.00 per share, and Optionor shall have the obligation to issue to Optionee, 98,050 shares of the authorized but unissued common shares of Optionor.

    3. EXERCISE OF OPTION. Optionee may exercise any option granted hereunder by notifying Optionor in writing of its intention to exercise such option. A closing date shall then be agreed to in good faith no later than 30 days after the notice, at which time Optionee shall pay the purchase price of the Shares being purchased, and Optionor shall deliver to Optionee the certificates for shares duly endorsed. Optionee may purchase all or any part of the Shares subject to options granted hereby.

    4. REPRESENTATIONS. Optionor represents and warrants to Optionee that Optionee, upon proper exercise, shall receive good and marketable title to the shares of Optionor underlying the options being granted hereby, free of all pledges, liens and encumbrances, except as stated in paragraph 5.

    5. REPRESENTATIONS AND WARRANTIES OF OPTIONEE. Optionee hereby represents and warrants that:

         A. The options granted hereby and the Shares which will be purchased by and delivered to Optionee upon exercise of such options are being acquired by Optionee for his own account and not with a view to resale or other disposition thereof.

         B. Optionee will not sell, transfer, or make any other disposition of any option or the shares to be purchased and delivered to Optionee hereunder upon the exercise of such option unless and until (a) such option or shares, as applicable, are included in a registration statement or a post-effective amendment under the Securities Act which has been filed by the Optionor and declared effective by the Securities and Exchange Commission (the "SEC"), or (b) in the opinion of counsel for the Optionor, no such registration statement or post-effective amendment is required, or (c) the SEC has first issued a "no action" letter regarding any such proposed disposition of any option or the shares.

    6. FEDERAL AND STATE SECURITIES LAW REQUIREMENTS. The obligation of the Optionor to deliver and transfer the shares to the Optionee upon any exercise of any option shall be subject to the following:

         A. Optionor may require Optionee, as an additional condition of its obligation to deliver the shares upon exercise of any option hereunder, to make any representations and warranties (including without limit those set forth in Paragraph 5 hereof) with respect to the shares as may, in the opinion of counsel to Optionor, be required to ensure compliance with the Securities Act, the securities laws of any state, or any other applicable law, regulation, or rule of any governmental agency.

         B. Each certificate representing the shares issued pursuant to this Agreement shall bear whatever legends are required by federal or state law or by any governmental agency.

         C. The offer and sale of this Option has been made by the Company pursuant to an exemption available from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation S promulgated under such Act, and the holder of this Option has executed and delivered to the Company a Subscription Agreement containing certain representations and warranties of the holder which are incorporated herein by reference. It shall be a condition to the exercise of the Option that the holder of this Option certify to the Company, at the time of exercise, either that he or it is not a U.S. Person and that the Options are not being exercised on behalf of a U.S. Person, or to provide an opinion of counsel that such securities have been registered under the Act or that an exemption from the registration requirements of the Act is available. It shall be a further condition to the exercise of the Option that the Option may not be exercised in the United States and the shares underlying the Option may not be delivered to the United States absent registration under the Act or an available exemption from registration.

    7.   RESTRICTIONS. Optionee:

         A. Shall not be entitled to any type of dividend declared by Optionor, unless and until an option is exercised; and

         B. Shall not be entitled to any voting rights by virtue of an option; and

         C. Acknowledges that the options granted hereby are personal to Optionee and that Optionee may not sell, assign, transfer or otherwise dispose of such options to any other person.

    8.   TERMINATION OF EMPLOYMENT.

         A. If Optionee shall cease to be employed by Optionor for any reason other than Optionee's death, then at any time within 30 days after the date Optionee ceases to be employed by Optionor, and prior to the expiration of this Option pursuant to Paragraph 2 hereof, Optionee may exercise this option to the extent that Optionee was entitled to exercise it at the date Optionee ceased to be employed by Optionor.

         B. If Optionee shall die while in the employ of Optionor, his personal representative or the person entitled to succeed to his rights hereunder shall have the right, at any time within 180 days after the date of Optionee's death, and prior to the expiration of this option pursuant to Paragraph 2 hereof, to exercise this option to the extent that Optionee was entitled to exercise this option at the date of Optionee's death.

         C. For purposes of this Paragraph only, Optionee shall deemed to be employed by Optionor for so long as Optionee serves as an employee, officer or director of Optionor.

     9.  PIGGYBACK REGISTRATION RIGHTS.

         A. The Optionor will permit any option shares subject to this Agreement to be included, at the request of the Optionee in any registration of securities of the Optionor (other than shares of Common Stock pursuant to the Optionor's stock option plan or stock purchase plan) under a registration statement filed by the Optionor under the Securities Act. The Optionor shall provide written notice to the Optionee at least 30 days prior to the filing of any such registration statement sent by registered mail to the address of record of the Optionee. If Optionee shall deliver a written request to the Optionor within ten (10) business days after the mailing of such notice, setting forth the number of securities which he intends to sell in the public offering (the "Registered Securities"), and requesting inclusion of such Registered Securities therein, the Optionor agrees to include the Registered Securities in such registration statement and related underwriting agreements (if any) or if the Optionor eligible to use Form S-3 permit
              Optionee to utilize a selling shareholders Registration
              Statement on Form S-3. Notwithstanding the above, the Optionee may only have option shares subject to this agreement so registered one time.

         B. The parties hereto agree that if the offering is underwritten, the Registered Securities shall be for purposes of the preceding sentence underwritten by the same underwriter or underwriters on terms no less favorable than those applicable to the shares offered by the Optionor or other stockholders pursuant to such registration statement, and agree, at the request of the Optionor or such other stockholders, to join with the Optionor or such other stockholders in executing appropriate underwriting agreements with such underwriter or underwriters and to execute appropriate powers of attorney and custodian agreements in forms acceptable to the underwriter or underwriters, which agreements shall not place any restrictions upon the sale or transfer of the Registered Securities not otherwise placed on all other shareholders whose shares are registered in such registration statement. Optionee agrees that if, in spite of the best efforts of the Optionor (which the Optionor agrees to use), the inclusion of all of the Registered Securities which he may desire to include in any such registration statement shall not be acceptable to the managing underwriter or underwriters of the offering (acting reasonably and in good faith), some or all of his Registered Securities may be excluded or withdrawn from such registration statement in accordance with the following provision: Optionee shall have the right to include in such registration statement such number (but only such number) of shares, as applicable, as shall bear the same relationship to the total number of Units, Warrants, or shares, as applicable, which the managing underwriter or underwriters will permit to be included in such registration statement by all holders of securities who wish to register securities in such registration statement.

         C. Optionor shall pay all expenses associated with filing and causing to become effective any registration statement and with maintaining its effectiveness excepting only (i) the underwriting discounts and commissions incurred directly on the sale of any of Optionee's Registered Securities included therein, and (ii) legal expense individually incurred by Optionee, said discounts, commissions and legal expenses with respect to the sale of Optionee's shares to be borne by Optionee.

    10. ANTI-DILUTION. If prior to the exercise of any option granted hereunder Optionor shall have effected one or more stock split-ups, stock dividends, or other increases or reductions of the number of Shares of its common stock outstanding without receiving compensation therefor in money, services or property, the number of Shares of common stock subject to the options hereby granted shall (a) if a net increase shall have been effected in the number of outstanding shares of Optionor's common stock, be proportionately increased and the cash consideration payable per Share shall be proportionately reduced; and (b) if a net reduction shall have been effected in the number of outstanding Shares of Optionor's common stock, be proportionately reduced and the cash consideration payable per Share be proportionately increased.

    11. NOTICE AND OPPORTUNITY TO CURE DEFAULT. In the event of a perceived default of the provisions of this agreement, Optionor agrees to provide Optionee and his counsel written notice of any default and Optionor shall have 10 days from receipt of said notice to cure the stated default.

    12. AGREEMENT TO PERFORM NECESSARY ACTS. The parties hereto agree to cooperate fully with one another in executing all documents, certificates, notices, filings and the like and performing all acts reasonably necessary to carry out the intent of this agreement.

    13. ASSIGNMENT AND TRANSFER. No option granted hereby may be assigned by Optionee without the prior written consent of Optionor.

    14. AMENDMENTS. This agreement may not be modified, amended or changed except by an instrument in writing signed by the parties hereto.

    15. ARBITRATION AND ATTORNEYS' FEES. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, including without limitation claims against either party, its affiliates employees, professionals, officers or directors shall be settled by binding arbitration in Los Angeles, California, in accordance with the Commercial Rules of the American Arbitration Association. The arbitrator shall be an active member of the California bar. In the proceeding, the arbitrator shall apply California substantive law and the California Evidence Code, except that the arbitrator's authority in awarding damages shall be interpreted under New York law. The arbitrator shall prepare an award in writing, which shall include factual findings and any legal conclusions on which the decision is based. Judgment upon any award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof. In any such proceeding, the prevailing party shall be entitled, in addition to any other relief awarded or adjudged, such sum as the Arbitrator(s) may fix as and for reasonable attorneys' fees and costs, and the same shall be included in the award and any judgment.

    IN WITNESS WHEREOF, the parties have executed this option Agreement as of the day and year first above written.

    OPTIONOR                                OPTIONEE

4FRONT SOFTWARE INTERNATIONAL, INC.

By: /s/ Mark Ellis                           By: /s/ Terence W. Burt
   ------------------------------               --------------------------
                                                    TERENCE W. BURT
Its: PRESIDENT
   ------------------------------


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